UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2024

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 California Street, Suite 3500
Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On January 12, 2024, Summit Materials, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing the consummation of its transaction with Argos North America Corp. (“Argos USA”), Cementos Argos S.A. (“Cementos Argos”), Argos SEM, LLC (“Argos SEM”), and Valle Cement Investments, Inc. (“Valle Cement” and, together with Argos SEM, the “Argos Parties”), pursuant to which the Company acquired all of the outstanding equity interests of Argos USA from the Argos Parties (the “Transaction”).

On February 12, 2024, the Company filed a Current Report on Form 8-K/A amending the Original 8-K (the “Amended 8-K”) in order to file the historical financial statements and pro forma financial information that were required to be filed within 71 days of the filing the Original 8-K. At the time of filing the Amended 8-K, audited financial information for Argos USA for the year ended December 31, 2023 was not yet available. This Current Report on Form 8-K is being filed to provide Argos USA’s audited consolidated and combined financial statements as of and for the fiscal year ended December 31, 2023 and to provide updated unaudited pro forma financial information that incorporates such audited financial information and gives effect to the Transaction as of December 30, 2023 (the Company’s most recent fiscal year end).

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The historical audited consolidated and combined financial statements of Argos USA as of December 31, 2023 and 2022 and for each of the years in the three year period ended December 31, 2023, together with the notes and the independent auditor’s report related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

(b)   Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 30, 2023 and unaudited pro forma condensed combined statement of operations for the fiscal year ended December 30, 2023, together with the notes related thereto, giving effect to the Transaction, are included as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Audited Consolidated and Combined Financial Statements of Argos North America Corp. and subsidiaries as of December 31, 2023 and 2022 and for each of the years in the three year period ended December 31, 2023

99.2	Unaudited Pro Forma Financial Information

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: April 26, 2024	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary